SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2004

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

    Texas                        0-19797                      74-1989366
  (State of                  (Commission File                (IRS Employer
incorporation)                   Number)                 Identification Number)

                          601 N. Lamar Blvd., Suite 300
                               Austin, Texas 78703
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (512) 477-5566

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act

[_]   Soliciting material pursuant to Rule 14a-12 of the Exchange Act

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) At a meeting held on October 7, 2004, Mark Dixon was named Regional President of the Company's new Southwest region. We announced this appointment in our press release dated October 11, 2004.

        Set forth below is biographical information regarding Mr. Dixon:

Mark Dixon has served as Regional Vice President of the former Southwest Region since July 2002. Mr. Dixon has held various positions with the Company since 1984 including team leader, Associate Store Team Leader, Store Team Leader, and Metro Store Team Leader.

Item 7.01. Regulation FD Disclosure.

On October 11, 2004, we issued a press release regarding the developments described in Item 5.02(c) above. A copy of the press release is furnished herewith as Exhibit 99.1.


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

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

            Exhibit 99.1-- Press release, dated October 11, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WHOLE FOODS MARKET, INC.

Date: October 11, 2004                By: /s/ Glenda Flanagan.
                                          --------------------
                                          Glenda Flanagan
                                          Executive Vice President and
                                          Chief Financial Officer


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